                                                                    EXHIBIT 99.2

                           FORM OF NON-CASH ELECTION

     This Non-Cash Election Form is to accompany certificates for shares of Class A Common Stock, par value $.01 per share ("Blount Class A Common Stock"), and/or Class B Common Stock, par value $.01 per share ("Blount Class B Common Stock") of Blount International, Inc. ("Blount"), if such certificates are submitted pursuant to an election (a "Non-Cash Election") to receive shares of common stock, par value $.01 per share ("Non-Cash Election Shares"), of the surviving Blount International, Inc. ("New Blount") in connection with the proposed merger (the "Merger") of Red Dog Acquisition, Corp. ("Red Dog Acquisition") with and into Blount.

     HOLDERS OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM OF NON-CASH ELECTION. EACH SHARE OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $30.00 IN CASH FROM NEW BLOUNT FOLLOWING THE MERGER, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS (AS DEFINED BELOW).

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX I

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES SUBMITTED
           NAME AND ADDRESS OF REGISTERED HOLDER*                           (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES              NUMBER OF
                                                                  CERTIFICATE           REPRESENTED BY             SHARES
                                                                     NUMBER             CERTIFICATE(S)          SUBMITTED**
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                  Total Common
                                                                     Shares
---------------------------------------------------------------------------------------------------------------------------------

  * Only certificates registered in a single form may be deposited with this Non-Cash Election Form. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Non-Cash Election Forms as there are different registrations of certificates.

 ** Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Non-Cash Election. If fewer than all the shares represented by any certificate are to be submitted for exchange for Non-Cash Election Shares, fill in the number of shares which are to be submitted in this box.
--------------------------------------------------------------------------------

[ ] Check here if you cannot locate certificates. Please complete the remainder of this Form of Non-Cash Election and indicate here the number of lost
    certificates:           . Please call 1-800-730-4001 for affidavits to
                 -----------
    replace your lost certificates.

                      To: BankBoston, N.A., Exchange Agent

          By mail:                     By hand:                  By facsimile:            By overnight courier:
                                Securities Transfer &             781-575-4826             40 Campanelli Drive
       P.O. Box 9573           Reporting Services, Inc.       Confirmation Number:         Braintree, MA 02184
   Boston, MA 02205-9573            c/o Equiserve                 781-575-4816           ATTN: Corporate Actions
  ATTN: Corporate Actions     100 Williams St. Galleria
                                  New York, NY 10038

     Delivery of this Form to an address other than as set forth above does not constitute a valid delivery.

Ladies and Gentlemen:

     In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of Blount Class A Common Stock and/or Blount Class B Common Stock listed below and elects, subject as set forth below, to have all or a portion of the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by such certificates as set forth below converted into the right to receive Non-Cash Election Shares following the Merger.

     This Form of Non-Cash Election and the following election are subject to

(i) the terms, conditions and limitations set forth in the Proxy Statement-Prospectus dated July 15, 1999, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger and Recapitalization, dated as of April 18, 1999 (as the same may be amended or supplemented from time to time, the "Merger Agreement"), a conformed copy of which appears as Appendix A to the Proxy Statement, and (iii) the accompanying Instructions. Capitalized terms not otherwise defined in this Form of Non-Cash Election shall have the meaning given to such terms in the Merger Agreement.

     By delivering certificates for shares of Blount Class A Common Stock and/or Blount Class B Common Stock, the registered holder of such certificates releases Blount, New Blount, Red Dog Acquisition and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Blount Class A Common Stock and/or Blount Class B Common Stock or the exchange of such Blount Class A Common Stock and/or Blount Class B Common Stock pursuant to the Merger Agreement.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Blount Class A Common Stock and/or Blount Class B Common Stock to Blount and to receive on behalf of the undersigned, in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented thereby, any certificates for Non-Cash Election Shares or check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of Blount Class A Common Stock and/or Blount Class B Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     Unless otherwise indicated under the Special Payment Instructions below, please issue any certificate for Non-Cash Election Shares and/or any check issuable in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such Blount Class A Common Stock and/or Blount Class B Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for shares of Blount Class A Common Stock and/or Blount Class B Common Stock and/or any check for cash issuable in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by the certificates submitted hereby to the registered holder(s) of the Blount Class A Common Stock and/or Blount Class B Common Stock at the address or addresses shown above.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II
-----------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS D(7), (8) AND (9))

        To be completed ONLY if the certificates for Non-Cash Election Shares are to be registered in the name of, or the checks are to be made payable to, someone other than the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock.

   Name:
   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   -------------------------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
          ------------------------------------------------------------
BOX III
-----------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTION D(10))

        To be completed ONLY if the certificates for Non-Cash Election Shares are to be registered in the name of, or the checks are to be made payable to, the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

   Name:
   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   -------------------------------------------------------------------

                                 (PLEASE PRINT)

   Address:
   -------------------------------------------------------------------

   -------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

   -------------------------------------------------------------------

BOX IV
--------------------------------------------------------------------------

                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
    (SEE INSTRUCTIONS D(1), (3), (4) AND (9) CONCERNING SIGNATURE GUARANTEE)
--------------------------------------------------------------------------------

   -------------------------------------------------------------------

   -------------------------------------------------------------------

   -------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

       Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or any person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction D(3).

   Signature(s)
   Guaranteed:
   -------------------------------------------------------------------
                             (SEE INSTRUCTION D(3))

   Name(s):
   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   Name(s):
   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   Name(s):
   -------------------------------------------------------------------
                                 (PLEASE PRINT)

   -------------------------------------------------------------------

   -------------------------------------------------------------------
                      (AREA CODE AND TELEPHONE NUMBER(S))

   -------------------------------------------------------------------

   -------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

   Dated:
   ------------------------------------------ , 1999.

BOX V

                             GUARANTEE OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)*

   The undersigned is:

     - a member of a national securities exchange,

     - a member of the National Association of Securities Dealers, Inc., or

     - a commercial bank or trust company in the United States;

   and guarantees to deliver to the Exchange Agent the certificates for shares of Blount Class A Common Stock and/or Blount Class B Common Stock to which this Form relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Blount, no later than 5:00 P.M. Eastern time on the seventh New York Stock Exchange trading day after the date of execution of this guarantee of delivery.

   ------------------------------------------------------------
                             (FIRM -- PLEASE PRINT)

   ------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                                   (ADDRESS)

   ------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

   ------------------------------------------------------------
                                 (CONTACT NAME)

                       (DO NOT WRITE IN THE SPACES BELOW)

                   INSTRUCTIONS FOR FORM OF NON-CASH ELECTION

A.  SPECIAL CONDITIONS

     1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this Form of Non-Cash Election or a facsimile hereof, accompanied by the above-described certificates representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent at the address set forth above, no later than 5:00 P.M., Eastern time, on August 11, 1999 (the "Election Date"). Holders of Blount Class A Common Stock and/or Blount Class B Common Stock whose stock certificates are not immediately available may also make an effective Election by completing this Form of Non-Cash Election or a facsimile hereof and having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Blount, no later than 5:00 P.M., Eastern time, on the seventh New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Each share of Blount Class A Common Stock and/or Blount Class B Common Stock with respect to which the Exchange Agent shall have not received an effective Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statement-Prospectus do not pertain, outstanding at the Effective Time of the Merger, will be converted into the right to receive an amount equal to $30.00 in cash from New Blount following the Merger. See Instruction C.

     2. REVOCATION OF ELECTION. Any Election may be revoked by the person who submitted this Form of Non-Cash Election to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of Blount Class A Common Stock and/or Blount Class B Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the Blount Class A Common Stock and/or Blount Class B Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     3. TERMINATION OF RIGHT TO ELECT. If for any reason the Merger is not consummated or is abandoned, all Forms of Non-Cash Election will be void and of no effect. Certificate(s) for Blount Class A Common Stock and/or Blount Class B Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B.  ELECTION AND PRORATION PROCEDURES

     A description of the election and proration procedures is set forth in the Proxy Statement-Prospectus under "The Merger -- Conversion/Retention of Shares; Procedures for Exchange of Certificates." A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to the compliance with such procedures. IN CONNECTION WITH MAKING ANY NON-CASH ELECTION, A HOLDER OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT-PROSPECTUS UNDER "THE MERGER -- MATERIAL FEDERAL INCOME TAX CONSEQUENCES." SEE ALSO "RISK FACTORS -- AS A RESULT OF PRORATION, YOU MAY NOT RECEIVE THE TYPE OF CONSIDERATION YOU WANT AND CASH PAYMENTS COULD BE TREATED AS DIVIDENDS INSTEAD OF CAPITAL GAINS."

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES AND/OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE

NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C.  RECEIPT OF NON-CASH ELECTION SHARES OR CHECKS

     As soon as practicable after the Effective Time of the Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Non-Cash Election Shares and/or cash payments by check to the holders of Blount Class A Common Stock and/or Blount Class B Common Stock with respect to each share of Blount Class A Common Stock and/or Blount Class B Common Stock which is included in any effective Election. Holders of Blount Class A Common Stock and/or Blount Class B Common Stock who declined to make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $30.00 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

     No fractional Non-Cash Election Shares will be issued in connection with the Merger. In lieu thereof, the holders of Blount Class A Common Stock and/or Blount Class B Common Stock who become entitled to a fraction of a Non-Cash Election Share, shall be entitled to receive a cash payment (without interest) determined by multiplying the fractional share interest to which a holder would otherwise be entitled by $30.00.

D.  GENERAL

     1. EXECUTION AND DELIVERY. This Form of Non-Cash Election or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificate(s) representing the shares of Blount Class A Common Stock and/or Blount Class B Common Stock as to which the Election is made or with a duly signed guarantee of delivery of such certificate(s)) to the Exchange Agent at the address set forth above for the Exchange Agent.

     THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUEST.

     2. INADEQUATE SPACE. If there is insufficient space on this Form of Non-Cash Election to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

     3. GUARANTEE OF SIGNATURES. Signatures on all Forms of Non-Cash Election must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP, or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Form of Non-Cash Election or (ii) for the account of an Eligible Institution. See Instruction D.4.

     4. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form of Non-Cash Election should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of Blount Class A Common Stock and/or Blount Class B Common Stock described on this Form of Non-Cash Election have been assigned by the registered holder(s), in which event this Form of Non-Cash Election must be signed in exactly the same form as the name(s) of the last transferees(s) indicated on the transfers attached to or endorsed on the certificates.

     If this Form of Non-Cash Election signed by a person or persons other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Form of Non-Cash Election or any stock certificates(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Non-Cash Election.

     5. PARTIAL EXCHANGES. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Shares Submitted." In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the registered owner(s) as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

     6. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of the Form of Non-Cash Election below your name and address and fill in the blank to show the number of shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by such lost, stolen or destroyed certificate(s). You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Non-Cash Election Shares and/or any checks in accordance with the Merger Agreement.

     7. STOCK TRANSFER TAXES. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Non-Cash Election Form, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     8. NEW CERTIFICATES AND/OR CHECKS IN SAME NAME. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted with the Form of Non-Cash Election, no endorsement of certificate(s) or separate stock power(s) are required.

     9. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or payable to the order of, other than exactly the same name(s) that appear on the certificate(s) representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted for exchange with the Form of Non-Cash Election, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Exchange Agent's Medallion Program.

     10. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in BOX III.

     11. MISCELLANEOUS. A single check and/or stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted herewith.

     12. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder who surrenders certificates of Blount Class A Common Stock and/or Blount Class B Common Stock in the Merger is required to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Blount Class A Common Stock and/or Blount Class B Common Stock surrendered may be subject to backup withholding (see below).

     A Blount Class A Common Stock and/or Blount Class B Common Stock stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the stockholder has furnished the Exchange Agent with his or her TIN. A stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Exchange Agent. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

     13. ADDITIONAL COPIES. Additional copies of the Form of Non-Cash Election may be obtained from BankBoston, N.A. at the address listed above.

     All questions with respect to this Form of Non-Cash Election, the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Election and computations as to proration), and the validity, form and eligibility of any surrender of certificates will be determined by Blount and Red Dog Acquisition and such determination shall be final and binding. Blount and Red Dog Acquisition reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

--------------------------------------------------------------------------------

PAYER'S NAME: BankBoston, N.A.
-------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT -------------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW.             Social Security Number
 DEPARTMENT OF THE TREASURY                                                              OR
 INTERNAL REVENUE SERVICE                                                                -------------------------------
                                                                                         Employer Identification Number
                                   --------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR               PART 2                                                PART 3 --
 TAXPAYER
 IDENTIFICATION                    Certification -- Under the penalties of perjury, I    [ ] Awaiting TIN
 NUMBER (TIN)                       certify that:
                                    (1) The number shown on this form is my correct
                                        Taxpayer Identification Number (or I am waiting
                                        for a number to be issued to me), and
                                    (2) I am not subject to backup withholding because
                                        (a) I am exempt from backup withholding, or (b)
                                        I have not been notified by the Internal Revenue
                                        Service (the "IRS") that I am subject to backup
                                        withholding as a result of a failure to report
                                        all interest or dividends, or (c) the IRS has
                                        notified me that I am no longer subject to
                                        backup withholding.
                                   --------------------------------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   --------------------------------------------------------------------------------------
 Sign Here       ,                 SIGNATURE --------------------------------------------------------------------------
                                   DATE
                                   -----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I
intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.
Signature
--------------------------------------------------------------------------------------------------------  Date
--------------------------------------------------------------------------------------------------------------- ,
1999

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

       ------------------------------------------------------------------

                                         GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF --
---------------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of the
     account)                            account or, if combined
                                         funds, the first individual
                                         on the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-trustee(2)
     trust account (grantor is also
     trustee)                            The actual owner(1)
     b. So-called trust account that
     is not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
---------------------------------------------------------------------
                                         GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:              IDENTIFICATION NUMBER OF --
---------------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate, or           The legal entity(4)
     pension trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational, or
     other tax-exempt organization
     account
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

       ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

       ------------------------------------------------------------------

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1(800)TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

  Payees that may be exempt from backup withholding include:
- A corporation.
- A financial institution
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

  Payments of dividends and patronage dividends generally exempt from backup withholding include:
- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

  Payments of interest generally exempt from backup withholding include:
- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid to you.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                         RE: BLOUNT INTERNATIONAL, INC.
                           FORM OF NON-CASH ELECTION

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     We are enclosing herewith the materials listed below relating to the Form of Non-Cash Election as described in and subject to conditions set forth in the Proxy Statement-Prospectus dated July 15, 1999 (including all documents attached as annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), which described the Agreement and Plan of Merger and Recapitalization dated as of April 18, 1999 between Blount International, Inc. ("Blount") and Red Dog Acquisition, Corp. ("Red Dog Acquisition") providing for the merger of Red Dog Acquisition with and into Blount (the "Merger"). Capitalized terms used herein and not defined herein have the meaning specified in the Proxy Statement.

     Subject to the potential for proration described in the Proxy Statement, pursuant to the Form of Non-Cash Election, record holders of shares of Blount Class A Common Stock, par value $.01 per share ("Blount Class A Common Stock") and/or Blount Class B Common Stock, par value $.01 per share ("Blount Class B Common Stock"), are entitled to make an unconditional election (a "Non-Cash Election") on or prior to 5:00 p.m., Eastern time, on August 11, 1999 to receive shares of common stock of the surviving corporation ("New Blount") by properly executing and submitting the enclosed Form of Non-Cash Election.

     Enclosed are copies of the following documents:

     1.  Proxy Statement -- Prospectus.

     2. Form of Non-Cash Election for your use and for the information of your clients.

     3. A printed form of letter which may be sent to your clients for whose accounts you or your nominee hold Blount Class A Common Stock and/or Blount Class B Common Stock as the registered holder with space provided for obtaining such clients' instructions with regard to any Non-Cash Election.

YOUR PROMPT ACTION IS REQUIRED. WE URGE YOU TO CONTACT YOUR CLIENTS AS SOON AS POSSIBLE. THE PERIOD IN WHICH A NON-CASH ELECTION CAN BE MADE WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON AUGUST 11, 1999.

         ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE NON-CASH ELECTION OR THE PROXY STATEMENT SHOULD BE DIRECTED TO EQUISERVE, AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800) 730-4001.

                                         Very truly yours,

                                         Blount International, Inc.

                         RE: BLOUNT INTERNATIONAL, INC.
                           FORM OF NON-CASH ELECTION

To Our Clients:

     In connection with the Proxy Statement-Prospectus dated July 15, 1999, (including all documents attached as annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement") describing the Agreement and Plan of Merger and Recapitalization dated as of April 18, 1999 between Blount International, Inc. ("Blount") and Red Dog Acquisition, Corp. ("Red Dog Acquisition"), providing for the merger of Red Dog Acquisition with and into Blount (the "Merger"). The Proxy Statement-Prospectus has been sent under separate cover. Capitalized terms used herein and not defined herein have the meaning specified in the Proxy Statement.

     Enclosed for your consideration and information is a Form of Non-Cash Election. As described in and subject to conditions set forth in the Proxy Statement, and subject to the proration described therein, record holders of shares of Blount Class A common stock, par value $.01 per share ("Blount Class A Common Stock"), and/or Blount Class B common stock, par value $.01 per share ("Blount Class B Common Stock"), are entitled to make an unconditional election (a "Non-Cash Election") on or prior to the Election Date to receive shares of common stock of the surviving corporation ("New Blount") by executing and submitting the enclosed Form of Non-Cash Election.

     We are registered holders of Blount Class A Common Stock and/or Blount Class B Common Stock held for your account. ANY NON-CASH ELECTION CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER OF SUCH SHARES AND ONLY PURSUANT TO YOUR INSTRUCTIONS AS THE BENEFICIAL OWNERS OF SUCH SHARES. Accordingly, we request instructions if you wish us to exercise the Non-Cash Election for any shares of Blount Class A Common Stock and/or Blount Class B Common Stock, which you are entitled to do pursuant to the terms and subject to the conditions set forth in the Proxy Statement and the Form of Non-Cash Election. We urge you, however, to read these documents carefully before instructing us to exercise the Form of Non-Cash Election.

     A description of the election and proration procedures is set forth in the Proxy Statement under "The Special Meeting -- Forms of Non-Cash Election," "The Merger -- Merger Consideration." A full statement of the election and proration procedures is contained in the Merger Agreement and all Non-Cash Elections are subject to compliance with such procedures. In connection with making any Non-Cash Election, a holder of Blount Class A Common Stock and/or Blount Class B Common Stock should read carefully, among other matters, the aforesaid description and statement and the information contained in the Proxy Statement under "The Merger -- Material Federal Income Tax Consequences." See also "Risk Factors -- As a Result of Proration, You May Not Receive the Type of Consideration You Want and Cash Payments Could be Treated as Dividends Instead of Capital Gains" in the Proxy Statement for a discussion of the possibility that the receipt of cash as a result of proration by a holder who has made a Non-Cash Election may be treated as a dividend as opposed to a capital gain.

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

     HOLDERS OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (ANY SUCH HOLDER BEING REFERRED TO AS A "NON-ELECTING HOLDER") NEED NOT SUBMIT FORM OF NON-CASH ELECTION. Each share of Blount Class A Common Stock and/or Blount Class B Common Stock owned by such Non-Electing Holder will automatically, subject to proration as described in the Proxy Statement, be converted into the right to receive an amount equal to $30.00 in cash from Blount following the Merger.

     If you wish to have us, on your behalf, exercise the Form of Non-Cash Election, please so instruct us by completing, executing and returning to us the attached letter of Forms instructions (the "Letter of Instructions") attached to this letter. THE ENCLOSED FORM OF NON-CASH ELECTION IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO EXCHANGE BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK HELD BY US FOR OUR ACCOUNT. The Letter of Instructions should be forwarded as promptly as possible to permit us to exercise the Non-Cash Election in accordance with the procedures outlined in the Proxy Statement. If we do not receive a complete Letter of Instructions in accordance with such procedures, we will not exercise a Non-Cash Election on your behalf.

     ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE NON-CASH ELECTION OR THE PROXY STATEMENT, OR COMPLETION OF THE LETTER OF INSTRUCTIONS, SHOULD BE DIRECTED TO EQUISERVE, AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800) 730-4001.

                                        Very truly yours,

                                        BLOUNT INTERNATIONAL, INC.

                             LETTER OF INSTRUCTIONS

To My Bank or Broker:

     This letter instructs you to exercise the Non-Cash Election (capitalized terms used herein and not defined herein having the meaning specified in the Merger Agreement referred to below) to receive shares of New Blount in exchange for Blount Class A Common Stock and/or Blount Class B Common Stock specified below which you hold for the account of the undersigned.

     It is understood that the Non-Cash Election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement-Prospectus, dated July 15, 1999, relating to the Merger (including all documents incorporated therein, and as may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger and Recapitalization, dated as of April 18, 1999, as the same may be amended from time to time, a conformed copy of which appears as Appendix A to the Proxy Statement (the "Merger Agreement"), and (iii) the accompanying Form of Non-Cash Election.

     If you are electing to exchange all or a portion of your shares, you must properly fill in the information requested in this box, even if you are electing to retain only a portion of your shares.

--------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL NUMBER OF SHARES OF BLOUNT
                                                  CLASS A COMMON STOCK AND/OR
      NAME AND ADDRESS OF BENEFICIAL              BLOUNT CLASS B COMMON STOCK
    OWNER(S) OF BLOUNT CLASS A COMMON                         HELD
    STOCK AND/OR BLOUNT CLASS B COMMON                 (ATTACH ADDITIONAL                       NUMBER OF SHARES TO BE
                  STOCK                                LIST IF NECESSARY)                     EXCHANGED FOR NEW SHARES*
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
  *  UNLESS OTHERWISE INDICATED IN THIS BOX, IT WILL BE ASSUMED THAT ALL SHARES SUBMITTED ARE TO BE TREATED AS HAVING MADE AN
     ELECTION TO RECEIVE NEW SHARES. Remaining shares represented by such certificates will be converted into cash, subject to proration.
  ** In the event of proration, a holder may be required to receive some cash. If a holder knows the number or numbers of such holders certificate(s), a holder may choose to indicate in the space following this sentence the number(s) of the certificate(s) deemed to represent any shares of Blount Class A Common Stock and/or Blount Class B Common Stock converted into cash. Certificate No(s):
     ---------------------------------------------------------------------------------------------------------------------------
     HOLDERS ARE NOT REQUIRED TO SO IDENTIFY CERTIFICATE NUMBERS IN THIS SPACE. IN THE EVENT OF PRORATION, SHARES WILL BE
     CONVERTED TO CASH FROM STOCK CERTIFICATES IN THE ORDER IN WHICH THEY HAVE BEEN LISTED. THERE CAN BE NO ASSURANCE THAT ANY
     IDENTIFICATION OF SHARE CERTIFICATE(S) WILL BE RECOGNIZED BY ANY GOVERNMENTAL AGENCY OR THIRD PARTY. IN ADDITION, NO SUCH
     CERTIFICATE IDENTIFICATION WILL OPERATE TO ALTER THE APPLICATION OF THE PRORATION PROCEDURES IN THE MERGER.
--------------------------------------------------------------------------------------------------------------------------------

                       DATED:, 1999
                                                             ------------------------------------------

-----------------------------------------------------------
                                                             ------------------------------------------
     ACCOUNT NUMBER BLOUNT CLASS A COMMON STOCK AND/OR                      SIGNATURE(S)
                BLOUNT CLASS B COMMON STOCK

                                                                      Phone Number: (     ) -